UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 23, 2018

Coupa Software Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street

San Mateo, CA 94402

(Address of principal executive offices, including zip code)

650-931-3200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2018, Coupa Software Incorporated (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 12, 2018.

Only stockholders of record as of the close of business on April 2, 2018, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 56,628,881 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. In deciding all matters at the Annual Meeting, each holder of common stock of the Company was entitled to one vote for each share of common stock held as of the close of business on the record date.

The tabulation of the stockholders votes on each proposal brought before the Annual Meeting is as follows:

Proposal 1: The election of two directors to serve as Class II directors until the 2021 annual meeting of stockholders and until his respective successor is duly elected and qualified:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Roger Siboni	40,627,298	5,954,395	6,488,097
Tayloe Stansbury	40,627,498	5,954,195	6,488,097

Proposal 2: The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019:

FOR	AGAINST	ABSTENTIONS
53,038,735	9,985	21,070

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3: The approval on an advisory (non-binding) basis of the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers:

ONE YEAR	TWO YEARS	THREE YEARS	ABSTENTIONS	BROKER NON-VOTES
43,638,951	1,473,854	48,473	1,420,415	6,488,097

In accordance with the recommendation of the Company’s board of directors and the voting results of the stockholders of the Company on this advisory proposal, the Company’s board of directors has adopted a policy to hold annual advisory votes on the compensation of the Company’s named executive officers. The next required advisory vote on the frequency of approval of the compensation of the Company’s named executive officers will take place no later than the Company’s annual meeting of stockholders in 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

By:	/s/ Todd Ford
Todd Ford
Chief Financial Officer (Principal Financial Officer)

Dated: May 24, 2018